U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                        SECURITIES EXCHANGE ACT OF 1934
Filed by the Company [x]
Filed by a Party other than the Company [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

                  American Development & Investment Fund, Inc.
                     (Name of Company in Its Charter)
                  ______________________________________
                 (Name of Person(s) Filing Proxy Statement,
                       if Other Than the Company)
Payment of Filing Fee (Check the appropriate box):
[x]   No Fee Required
[  ]  Fee Computed on table below per Exchange Act Rules
14a-
      6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction
applies:
____________________________________________________________
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2.	Aggregate number of securities to which transaction
applies:
_______________________________________________


3.	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-
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calculated and state how it was determined):
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5.  Total fee paid:
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[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form
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   1.  Amount previously paid:

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Notes:


                American Development & Investment Fund, Inc.
                              409 Brevard Avenue
                            Cocoa, Florida 32922

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MONDAY, July 31, 2006

       Notice is hereby given that the Annual Meeting of shareholders of American Development & Investment Fund, Inc., a Nevada corporation (?Company?), will be held on Monday, July 31, 2006, at the Company offices located at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT) for the following purposes:

1.	To elect the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: Robert Hipple, Adam Mayblum, John Kelly, David Brant and David Dallow.

2.	To ratify the decision by our Audit Committee to retain Berman Hopkins
Wright & Laham, CPAs, LLP as our independent registered accounting firm for the fiscal year that commenced on January 1, 2006;

3.	To consider any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on July 19, 2006 are entitled to vote at the meeting or any postponement or adjournment thereof.

       Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. Copies of our Annual Report for the fiscal year ended December 31, 2005 and our amended quarterly report for the quarter ended March 31, 2006 on Form 10-Q as filed with the Securities & Exchange Commission, will be provided on request or you may obtain copies online from the Securities and Exchange Commission Website at www.sec.gov. (?Search for Company Filings?).


By order of the Board of Directors
July 19, 2006


/s/  Robert Hipple
Robert Hipple, Secretary


                             PROXY STATEMENT

              American Development & Investment Fund, Inc.
                           409 Brevard Avenue
                          Cocoa, Florida 32922

      This Proxy Statement is being furnished to shareholders at the direction and on behalf of the board of directors of American Development & Investment Fund, Inc., a Nevada corporation (?Company?), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held on Monday, July 31, 2006 at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy.
Neither attendance at the meeting nor voting at the meeting will revoke the proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

      The matters to be submitted to the shareholders for approval at the Annual Meeting are:

      1.	Election of the following as directors of the
Company until the next Annual Meeting and until their successors are duly elected and qualified:

      Adam Mayblum
      Robert Hipple
      David Brant
      John Kelly
      David Dallow

      2.	Ratification of the decision of the Audit
Committee to appoint Berman Hopkins Wright & Laham, CPAs, LLP as the independent auditors of the Company for the fiscal year beginning January 1, 2006.

	3.	Approval of such other matters as may properly be
brought before the Annual Meeting.

      Shareholder proposals must be submitted to the Company not later than April 30, 2007 in order to be included in those matters considered at the next Annual Meeting of the Company to be held in July, 2007. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about July 21, 2006.

VOTING SECURITIES

      The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on July 19, 2006. On July 19, 2006, the Company had issued and outstanding 30,150,000 shares of $0.001 par value common stock and 1,000,000 shares of Series A Convertible Preferred Stock, which is non-voting except in defined circumstances. No matters will be brought before the Annual Meeting on which the holders of Series A Convertible Preferred Stock are entitled to vote. Each holder of common stock will be entitled to one (1) vote for each share of common stock held by such shareholder, on any matter that may properly come before the meeting. There will be no cumulative voting right on any shares.

      The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power as set forth above outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

      All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting, except as noted below. Pursuant to applicable Nevada law, there are no dissenters? rights relating to the matters to be voted on.

STOCK OWNERSHIP

	The following table sets forth information regarding the
beneficial ownership of shares of our common stock as of July
19, 2006 (30,150,000 issued and outstanding) by (i) all
stockholders known to us to be beneficial owners of more than
5% of the outstanding common stock; and (ii) all officers and directors of the Company, individually and as a group (except as otherwise noted, each person has sole voting power and sole dispositive power as to all of the shares shown as
beneficially owned by them):
   Name and Address			       Amount & Nature
    of Beneficial				        of Beneficial
	Percent
	 Owner     	          Position	    Ownership
	of Class
------------------------------------------------------------------------------
Stephen Siedow	        Former officer	     30,150,000	       100.0
12373 E. Cornell Avenue	   and director
Aurora, Colorado 80014

John Kelly		         Director	               0
--
1227 Harbor Drive
Delray Beach, FL 33483

Adam Mayblum		   Director(1)	      14,325,000          47.5
50 Andrew Lane
New Rochelle, NY 10804

David Brant		         Director		          0
--
6314 South 174th Street
Omaha, NE 68135-3239

David Dallow    		   Director			    0			     --
181 Plymouth Drive
Scarsdale, NY 10583

Robert Hipple		   Director, CEO/CFO	    0			     --
412 Brevard Avenue         Secretary/Treasurer
Cocoa, Fl 32922

*All directors & officers				 14,325,000
47.5
 as a group (6 persons)

Enterprise Partners, LLC				 28,650,000
95.0
50 Andrew Lane
New Rochelle, NY 10804


Enterprise Partners LLC also owns 1,000,000 shares of the Series A Convertible Preferred Stock of the Company, representing 100 percent of the Series A Convertible Shares issued and outstanding


(1)	Adam Mayblum is a 50 percent owner of Enterprise
Partners, LLC, which owns 28,650,000 shares of common stock and 1,000,000 shares of Series A Convertible Preferred Stock and is therefore considered the beneficial owner of 14,325,000 common shares and 500,000 preferred shares.

(2)	None of these security holders has the right to acquire
any amount of the common or preferred shares within sixty days, from options, warrants, rights, conversion privileges, or similar obligations

(2)  	Applicable percentage ownership of common stock is
based on 30,150,000 shares issued and outstanding on July 19, 2006 divided by the total common stock for each beneficial owner. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock held by that person that are currently exercisable, or exercisable within 60 days, are included.

(5)	The Series A Preferred Stock, issued on March 20, 2006 is
convertible after one year following its issuance. There are no other plans or arrangements to issue any additional Series
A Preferred Stock at this time.

EXECUTIVE COMPENSATION

Summary Compensation Table

			   Long-Term Compensation
				 Annual Compensation  	          Awards
	Payouts
      ------------------------------------------------------------------

  (a)			(b)	   (c)     (d)    (e)	   (f)	           (g)
(h)	   (i)

Securities	           All
  Name and						Restricted
Underlying	 ($)	  Other
  Principal			   ($)	  ($)    ($)     Stock	         Options
LTIP	Compen-
  Position 	     Year   Salary	 Bonus	Other	 Awards($)	 &
SARs(#)Payouts   sation($)
---------------     ---------------------------------------------------------------------
Stephen M. Siedow      2005   $ -0-    None	 None	   None	         None
None	 $ -0-
 Former Chairman,      2004   $ -0-    None	 None	   None		 None
None	 $ -0-
 President/CEO/CFO     2003   $ -0-    None	 None	   None		 None
None	 $ -0-

None of the other current or former officers or directors of the Company have received compensation exceeding $100,000 over the past three fiscal years.


Employment Agreements.

      The Company has not entered into any employment agreements with any officer or director of the Company, or with any other employees. The Company has entered into a Consulting Agreement with CF Consulting, LLC pursuant to which Robert Hipple serves as our President, CEO/CFO, Secretary and corporate counsel.

Other Compensation.

	(a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2004 provided for or contributed to by the company.

      (b) With the exception of director compensation, no remuneration is proposed to be paid in the future directly or indirectly by the Company to any director. Our Compensation Committee will determine the compensation to be paid to our independent directors. No compensation has yet been approved or paid to any of our directors.

Item 1: ELECTION OF DIRECTORS

Directors and Executive Officers.

	The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Directors are elected for a term until the next annual stockholders meeting. Officers will hold their positions at the will of the board of directors, absent any employment agreement, of which none currently exist or are contemplated.

John V. Kelly, Director, has served on the National Security Traders Association (STA) Board of Governors for the last 2 years. Mr. Kelly is the Director of Trading Services with Pointe Capital in Delray Beach, Florida. Before that, he was Director of Equity Trading at Sterling Financial Investment Group for 5 years. He holds Series 7, 63, 55 and 24 securities licenses with the NASD. In his 18 year trading career, Mr. Kelly has been with several institutional research boutiques based in Florida. For the past 11 years, he has been active in STA, serving on the Trading Issues Committee for the last 4 years. In addition, he is Past President of the Security Traders Association of Florida (STAF), where he has served as an officer or on the Board of Directors for the last 13 years. Mr. Kelly is Co-Chairman of the STA Technology Exhibition Committee, which worked to bring industry leaders in technology as vendors at STAs 2005 Conference in Boca Raton. During his tenure with STA and STAF, he has interacted with securities industry leaders as well as individual corporate chairmen and board members.

Adam Mayblum, age 40, Director, co-founded ADIF Advisors, LLC and is a principal and founder of Enterprise Partners, LLC. Prior to founding Enterprise Partners, LLC, he had 17 years of experience in the financial markets as a top retail producer specializing in Public Venture Capital. In 1998 Mr. Mayblum left his position as Branch Manager of HJ Meyers in NY to become a Managing Director of The May Davis Group, specializing in PIPES(Private Investments in Public Equity). In 2002, Mr. Mayblum took a position as the Managing Director of the Private Equities Group of Joseph Stevens & Company where he successfully completed numerous financings and advised many companies on changes in the regulatory environment and the impact those changes have on their ability to raise capital in the public and private markets. He graduated from Emory University in 1987 with a BBA in Management.

Robert Hipple will serve as Chief Executive and Financial Officer of the Company on a consulting basis. Mr. Hipple is an attorney, law professor and senior executive with 35 years experience as president and chief executive officer, chief financial officer and general counsel, as well as a director,
for several public (NYSE, AMEX and NASDAQ) companies.   He
also has extensive experience with public mergers, acquisitions and capital raising, along with personal relations with investment banks, broker/dealers, and market makers, and has taught both taxation and federal securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and Florida A&M University College of Law. Mr. Hipple also has been President of iTrustFinancial, Inc., a Florida based business consulting company since June, 2003, has been a Visiting Professor of Law at Florida A&M University College of Law, was President and CEO of International Trust & Financial Systems, Inc., a publicly traded financial services company in 2002 and 2003 and was Senior Vice President and General Counsel of Enesco, Inc., a New York Stock Exchange listed company based in the Chicago area from August 1999 to April 2001. Mr. Hipple also served as Chairman of iWorld Projects & Systems, Inc., a Nevada corporation, which operates as a Business Development Company under the Investment Company Act of 1940. He is also contract Chief Financial Officer for Neptune Industries, Inc., an OTC BB traded (NPDI) company in the aquaculture business based in Boca Raton, Florida and as Chief Financial Officer of United EcoEnergy Corp., a BDC concentrating in the bio-fuels market.

David Brant, age 39, Director, is Senior Vice President and CFO of Legent Clearing. Prior to joining Legent Clearing, Mr. Brant served as Vice President and Controller in the Independent Brokerage Group at Wachovia Securities, which included the correspondent clearing division, First Clearing, LLC. He has over 10 years of securities industry experience and currently holds the 7, 24, 27, and 66 licenses. He is an active CPA in the State of Nebraska.

David Dallow, age 35, Director has over 13 years experience in the securities industry, including management positions at NYSE member and non-member firms. Currently, he is head trader at Oscar Gruss and Son, Inc. Mr. Dallow began his career as a retail producer specializing in public venture capital. He quickly attained the positions of Managing Director and Sales Manager, overseeing the training and supervision of large sales forces. Thereafter, Mr. Dallow moved into equities trading and sales trading, rising to the level of Head Trader for a NYSE member firm. In this role he has gained valuable experience in sales, trading and compliance.

	There are no family relationships between any two or more of our directors or executive officers. There are no arrangements or understandings between any two or more of our directors or executive officers except as noted below. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs. There are no other promoters or control persons of the Company. There are no legal proceedings involving the executive officers or directors of the Company.

Certain Relationships and Related Transactions.

	During the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the directors, officers, or 5% or greater shareholders (or any immediate family thereof) had or is to have a direct or indirect material interest, other than as set forth below.

    	(a) During 2004 and 2005, the Company used the offices of its former CEO, Stephen M. Seidow, as its principal offices on a rent free basis. In addition, Mr. Seidow advanced funds to the Company on a loan basis to pay for audit expenses and other operating expenses, which advances were reflected as liabilities of the Company on its financial statements through December 31, 2005. All of the amounts advanced by Mr. Seidow have been paid during the First Quarter of 2006.

	(b) In March 2006, the Company approved a sub-lease of office space with CF Consulting LLC, which our CEO, Robert Hipple, also serves as a managing member. The lease space serves as the principal offices of the Company and the monthly sub-lease amount of $450 includes office space, telephone, facsimile, utilities and Internet access for the Company. The Company also has entered into a consulting agreement with CF Consulting LLC to provide CEO/CFO and General Counsel services to the Company for a monthly fee of $5,000.

 	(c)	In March 2006, the Board of Directors and
shareholders authorized the issuance of 1,000,000 shares of Series A Convertible Preferred Stock to our majority shareholder, Enterprise Partners, LLC, In return for an advance of $60,000 to the Company to pay existing liabilities to our former CEO, Stephen Seidow, and for operating capital. On June 30, 2006, the Certificate of Designations for the Series A Convertible Preferred Stock was amended with the unanimous consent of the shareholders and at the direction of the Board of Directors to comply with the requirements of the Investment Company Act of 1940, as applicable to a Business Development Company such as the Company.

The Series A Convertible Preferred Stock issued to Enterprise Partners, LLC is $0.001 par value stock, which may be converted into common stock based on a formula under which conversion is equal to 1 divided by the 30 day trailing average stock price of the common shares at the time of the conversion election, but not more than 15 common shares for each preferred share converted. No conversion may occur until after one year from the date of issue. The Company may redeem the Series A Convertible Preferred Stock in whole or in part beginning 181 days after issue at $0.75 per share, and after 365 days from issue at $0.95 per share. The Series A Convertible Preferred Stock automatically converts into common stock following the second anniversary of issue, at the formula price if not redeemed prior to that date. A copy of the Amended Statement of Designation for the Series A Convertible Preferred Stock is attached to this Proxy Statement as Attachment A.

Our Director, Adam Mayblum, is a fifty percent member of Enterprise Partners, LLC and therefore did not participate in the decision to issue the Series A Convertible Preferred Stock to Enterprise Partners, LLC or in the decision to amend the Certificate of Designation for the Series A Convertible Preferred.

		For each of the transactions noted above, the transaction was negotiated, on the part of the Company, on the basis of what is in the best interests of the Company and its shareholders. In addition, in each case, the independent members of our board of directors made the determination that the terms in each case were as favorable as could have been obtained from non-affiliated parties.

	Certain of our directors are engaged in other businesses, either individually or through corporations in which they have an interest, hold an office, or serve on a board of directors.
As a result, certain conflicts of interest may arise between the Company and such directors. The Company will attempt to resolve such conflicts of interest in our favor.

Compliance with Section 16(a) of the Securities Exchange Act.

	Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

	Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d), and certain written representations from executive officers and directors, the Company is not aware of any of the required reports that have not been timely filed, except reports for the prior ownership of our former CEO, Stephen M. Seidow during 2004 and 2005. Mr. Seidow is no longer a shareholder of the Company, having sold his entire interest in the Company in March 2006.



Code of Ethics.

      The Company has adopted a code of ethics that applies to its board of directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in general prohibits any officer, director or advisory person of the Company from acquiring any interest in any security which the Company (i) is considering a purchase or sale thereof, (ii) is being purchased or sold by the Company, or
(iii) is being sold short by the Company. These persons are required to advise us in writing of his or her acquisition or sale of any such security.

Committees of the Board of Directors.

(a)	Audit Committee.

      The Audit Committee of the Company consists of Messrs. Dallow, Brant and Kelly, all being independent directors. The Audit Committee has adopted a written charter (a copy of which is attached to this proxy statement). Mr. Brant has been designated the ?financial expert? on our Audit Committee in compliance with Item 401(e) of Regulation S-B. The Company has had one meeting of this committee since its appointment in March 2006, at which the Audit Committee appointed Berman Hopkins Wright & LaHam CPAs, LLP as the independent auditors for the Company for the fiscal year beginning January 1, 2006.

      The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of our board of directors and report the result of their activities to the board. Such responsibilities include, but are limited to, the selection, and if necessary the replacement, of our independent auditors, review and discuss with such independent auditors (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our annual report on Form 10-K.

      The Company policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.
The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

The Audit Committee approved the appointment of Berman Hopkins
Wright & LaHam CPAs, LLP as the auditors of the Company for the fiscal year beginning January 1, 2006.

(b)	Governance and Nominating Committee.

      The members of our Governance and Nominating Committee are Messrs. Dallow, Brant and Kelly, all independent directors. The Governance and Nominating Committee has responsibility to provide guidance and direction regarding the governance and operation of the Company and assistance to the board of directors in fulfilling the board of director?s responsibilities relating to good governance and management. The Committee is also charged with the duty to: (a) actively seek individuals qualified to become members of the board of directors; (b) from time to time recommend individuals for appointment as directors by the board of directors; (c) set the number of directors that shall constitute the whole board of directors; (d) nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders; (e) recommend to the full board of directors the establishment, charter and membership of the various committees of the board of directors; (f) annually evaluate the performance and function of this Committee; (g) acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firms fees and other retention terms; and (h) annually, review and update its own charter for consideration by the board of directors. The Company had no meetings of this committee in 2005 as the Committee was first appointed in March 2006.

      There are no specific, minimum qualifications that must be met by a Governance and Nominating Committee recommended nominee for a position on our board of directors. In addition, there are no specific qualities or skills that the Nominating Committee believes are necessary for one or more of our directors to possess.

      The Governance and Nominating Committee does not have any policy with regard to the consideration of any director candidates recommended by security holders. Our board of directors feels that it is appropriate for the Company not to have such a policy since the Company will consider director candidates recommended by security holders anyway and will treat them the same as other recommendations for the board. Security holders wishing to submit such recommendation must put them in writing, addressed to our Secretary, Robert
Hipple.

      The process of the Governance and Nominating Committee for identifying and evaluating nominees for director, including any recommended by security holders, involves reviewing recommendations among the members and interviewing certain prospective candidates. There are no differences between in the manner in which the committee evaluates nominees based on whether it is recommended by security holders or not.

      The current nominees for director were recommended by the Governance and Nominating Committee.

(c)	Compensation Committee.

      	The Compensation Committee consists of Messrs.
Dallow, Brant and Kelly, all independent directors. The Compensation Committee has responsibility with respect to reviewing and overseeing our compensation to directors and officers of the Company, including the issuance of any stock to these individuals, reports the results of its activities to the full board of directors. The Company had no meetings of this committee in 2005 as the Committee was not appointed until March 2006.

      (d)	Investment Committee.

      The members of the Investment Committee are Messrs. Mayblum, Dallow and Kelly, a majority being independent directors of the Company. The Investment Committee has responsibility with respect to reviewing and overseeing our contemplated investments and portfolio companies and investments on behalf of the Board and reports the results of its activities to the full board of directors. Such Investment Committee has the ultimate authority for and responsibility (i) to evaluate and recommend investments, and
(ii) review and discuss with management (a) the performance of portfolio companies, (b) the diversity and risk of our investment portfolio, and, where appropriate, make recommendations respecting the role or addition of portfolio investments and (c) all solicited and unsolicited offers to purchase portfolio companies. The Company had no meetings of this committee in 2005 as the Committee was not appointed until March 2006.

Meetings of the Board of Directors.

	During the fiscal year ended December 31, 2005, the total number of meetings of the board of directors held was one, which was held by unanimous written consent of our then sole director, Stephen M. Siedow.

      The Company does not yet have a policy with regard to board members attendance at annual meetings, but this issue will be addressed by the Governance and Nominating Committee during 2006. The Company did not have an annual meeting last year.

Communications to the Board of Directors.

	Our board of directors does provide a process for security holders to send communications to the board of directors. Security holders can send communications to our Secretary, Robert Hipple, at the Company address; such communications will then be forwarded to the rest of the board of directors for review and discussion.

VOTE REQUIRED:

     The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to elect each of the nominees for the Board of Directors.

     Our board of directors recommends that you vote FOR the election of each of the nominees for the Board of Directors.

Item 2:    APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     Comiskey & Company, PC of Denver, Colorado, issued the report for our audited financial statements for the fiscal years ended December 31, 2005 and December 31, 2004. Comiskey & Company, PC declined to stand for re-appointment as our auditors for the fiscal year ended December 31, 2006 as a result of our election to be treated as a Business Development Company made in February 2006, because it did not have experience as auditor for a BDC. There were no disputes over accounting policy, procedure or disclosure with Comiskey & Company, PC.

	The Audit Committee has appointed Berman Hopkins Wright &
LaHam CPAs, LLP of Winter Park, Florida and Merritt Island,
Florida, as our independent auditors for the year 2006.

Audit Fees.

      The aggregate fees billed for each of the last two fiscal years for professional services rendered by Comiskey &
Company, PC for the audit of our annual financial statements, and review of financial statements included in our Form 10-QSBs and our Form 10-K for 2005 were: 2004: $2,050; and 2005:
$2,050.

Audit-Related Fees.

      The aggregate fees billed in each of the last two fiscal years for assurance and related services by Comiskey &
Company, PC that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0.

Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Comiskey & Company, PC for tax compliance, tax advice, and tax planning: 2005: $0;
and 2004: $0.

All Other Fees.

      The aggregate fees billed in each of the last two fiscal years for products and services provided by Comiskey &
Company, PC, other than the services reported above: $0.

      Our Audit Committee has already appointed Berman Hopkins Wright & LaHam CPAs, LLP as the independent registered accounting firm for the fiscal year that commenced on January 1, 2006. The board of directors of the Company recommends a vote FOR a ratification of the decision to retain Berman Hopkins Wright & LaHam CPAs, LLP for the fiscal year then commenced.

      The Company had no prior relationship with Berman Hopkins
Wright & LaHam CPAs, LLP, and no audit-related fees, tax fees or other fees were billed to the Company by Berman Hopkins
Wright & LaHam CPAs, LLP for any prior period.

      Representatives of Comiskey & Company, PC are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so. Representatives of this firm are not expected to be available to respond to appropriate questions.

      Representatives of Berman Hopkins Wright & LaHam CPAs,
LLP, are not expected to be present at the annual meeting.
This firm will have the opportunity to make a statement if they desire to do so.

VOTE REQUIRED

           The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to ratify the appointment of Berman Hopkins Wright & LaHam CPAs, LLP by the independent Audit Committee of the Company as the independent auditor of the Company for 2006.

      The Board of Directors recommends that you vote FOR the ratification of Berman Hopkins Wright & LaHam CPAs, LLP as the independent auditors for the Company


	By order of the Board of Directors
	July 19, 2006


/s/  Robert Hipple
Robert Hipple, Secretary




P R O X Y
American Development & Investment Fund, Inc.

Annual Meeting of Shareholders To Be Held July 31, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert Hipple as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholders of American Development & Investment Fund, Inc. (?Company?) to be held on July 31, 2006, as designated below, all of the common stock of the Company held of record by the undersigned on July 31, 2006, at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT), for matters that properly may come before the meeting or any adjournment thereof.

1.	ELECTION OF DIRECTORS (circle one):

            FOR                 OR        WITHHOLD AUTHORITY
         (Circle)                              (Circle)
 all nominees listed below            to vote for all nominees
                                           listed below

      Robert Hipple

      Adam Mayblum

      David Dallow

      John Kelly

      David Brant

2.	TO RATIFY THE DECISION BY OUR AUDIT COMMITTEE TO RETAIN
BERMAN HOPKINS WRIGHT & LAHAM CPAs, LLP, AS THE INDEPENDENT
REGISTERED ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR
THAT COMMENCED ON JANUARY 1, 2006 (circle one):

FOR                              AGAINST

ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Company to be held on July 31, 2006 and the Proxy Statement of such meeting.


Dated: July 31, 2006


__________________________________________________
(Signature of Shareholder)

Print Shareholder Name: __________________________

Note: Please sign exactly as name appears on stock certificate. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY BY MAIL
USING THE ENCLOSED ENVELOPE OR FORWARD A SIGNED COPY BY
FACSIMILE TO THE COMPANY AT 321-433-1082, Attention, Robert
Hipple, Secretary.





ATTACHMENT A
                                   AMENDED
                          CERTIFICATE OF DESIGNATION

                                     of

                    SERIES A CONVERTIBLE PREFERRED STOCK

                                     of

                AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.

Pursuant to Section 78.195 of the
Revised Statutes of the State of Nevada
AMERICAN DEVELOPMENT & INVESTMETN FUND, INC., a corporation organized and existing under the laws of the State of Nevada (the Corporation), does hereby certify that, pursuant to the authority conferred on its board of directors (the Board of Directors) by its articles of incorporation (the Articles of Incorporation), as amended, and in accordance with Section 78.195 of the Revised Statutes of the State of Nevada (NRS), the Board of Directors adopted the following resolution amending the Certificate of Designations establishing a series of 1,000,000 shares of Preferred Stock of the Corporation designated as Series A Convertible Preferred Stock and that a majority of the holders of the outstanding Class A Convertible Preferred Stock and a majority of the outstanding shares of common stock of the Corporation voted in favor of the adoption of this Amended Certificate of Designation of Series A Convertible Preferred Stock

       RESOLVED, that pursuant to the authority conferred on the Board of Directors of this Corporation (the Corporation) by the Articles of Incorporation, and pursuant to the affirmative vote of a majority of the holders of the Series A Convertible Preferred Stock and a majority of the holders of the outstanding common stock of the Corporation, the Statement of Preferences of the Series A Convertible Preferred Stock, $.001 par value, of the Corporation be and hereby is amended, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

ITEM 1.	Series A Convertible Preferred Stock

1. Designation and Amount. There shall be a series of Preferred Stock designated as Series A Convertible Preferred Stock, and the number of shares constituting such series shall be 1,000,000. Such series is referred to herein as the Convertible Preferred Stock.

2. Par Value. The par value of each share of Convertible Preferred Stock shall be $.001.

3. Rank. The shares of Convertible Preferred Stock shall rank prior to all of the Corporations Common Stock, par value $.001 per share (the Common Stock), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary as provided herein. Notwithstanding anything to the contrary in this Certificate, the Corporation shall not declare a dividend (other than a dividend payable in common stock of the Corporation) or a distribution of any other kind on the common stock of the Corporation, and shall not purchase any of its common stock, unless the Convertible Preferred Stock has, at the time of such a declaration of a dividend or distribution, or at the time of any such purchase, an asset coverage of at least 200 percent, as defined in Section 18 of the Investment Company Act of 1940, as hereafter emended from time to time.

4. Dividends. If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Convertible Preferred Stock on the record date for such dividend or distribution shall first be entitled to receive on the date of payment or distribution of such dividend or other distribution an amount equal to $0.001 per share and thereafter shall be entitled to receive the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless the preferred dividend or other distribution that satisfies this Section 4 is first declared or paid on the Convertible Preferred Stock.

5. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of preferred stock having a priority on liquidation superior to that of the Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock shall first be entitled to receive an amount equal to $0.01 per share and thereafter shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Convertible

Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 5, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation..

6. Voting Rights. Except as otherwise required by law, the shares of Convertible Preferred Stock shall not entitle a holder thereof to vote on any matter submitted to a vote of the stockholders of the Corporation except for matters as to which the holders of the Convertible Preferred Stock shall vote as a class, as provided in Paragraph 9(c) hereof, and except that the holders of the Convertible Preferred Stock shall at all times vote as a class to elect two (2) of the members of the Board of Directors of the Company at any annual meeting of the shareholders of the Company or at any other meeting of the shareholders at which the Board of Directors shall be elected by the shareholders, and shall vote as a class to elect a majority of the Board of Directors if at any time dividends on the Convertible Preferred Stock shall be unpaid in an amount equal to two full years of dividends, and thereafter until all dividends in arrears have been paid or otherwise provided for.

	7.  Redemption.

(a) The shares of Convertible Preferred Stock may be redeemed by the Corporation at its election by notice to the holders of the Convertible Preferred Stock at any time beginning 181 days after the issue of the Convertible Preferred Stock.

(b) During the period beginning 181 days after the issue of the Convertible Preferred Stock, the Convertible Preferred Stock may be redeemed in whole or in part at a price equal to $0.75 per share of Convertible Preferred Stock.

(c) During the period beginning 366 days after the issue of the Convertible Preferred Stock, the Convertible Preferred Stock may be redeemed in whole or in part at a price equal to $0.95 per share of Convertible Preferred Stock.

(d) In the event that the Corporation elects to redeem all or part of the Convertible Preferred Stock as provided herein, it shall give written notice to the holders of the Convertible Preferred Stock it has elected to redeem, at the addresses shown on the transfer records of the Corporation for such holders, advising the holders of the election and requesting that the stock certificates representing the Convertible Preferred Stock to be redeemed be delivered to the transfer agent for the Corporation, within 30
days of the sending of the Notice of Redemption.   The Corporation shall
deposit the funds necessary to cause the redemption, in an amount equal to the redemption price times the number of shares to be redeemed, with the transfer agent for the Corporation at the end of the said 30 day period for delivery to the holders of the Convertible Preferred Stock to be redeemed by the transfer agent immediately on receipt by the transfer agent of the certificates for the shares of Convertible Preferred Stock being redeemed. Deposit of the funds necessary to pay the redemption price in full shall be deemed to result in the redemption and cancellation of the Convertible Preferred Stock to be redeemed on the books of the Corporation, regardless of when the redemption funds are transmitted to the holders by the transfer agent, who shall be acting as the agent of the holders for purposes of payment of the funds, and the holders of the Convertible Preferred Stock deemed so to be redeemed shall have no further rights or claims as shareholders of the Corporation, including the right to dividends, vote, participation or conversion otherwise provided for herein.


       8.  Conversion Provisions.

(a) Conversion at Option of Holders. Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized, but unissued and unreserved, Common Stock available to issue upon conversion, each share of Convertible Preferred Stock not previously redeemed, shall be convertible beginning after one year from the date of the initial issue of the Convertible Preferred Stock and at any time thereafter, at the option of the holder thereof, , into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, at the rate of the number of shares of Common Stock determined by the formula 1/P, where P is the trailing 30-day volume weighted average trading price of the Common Stock on such exchange or other trading medium on which the Common Stock is then traded, for each full share of Convertible Preferred Stock.
For example, if the weighted average trading price of the Common Stock (P) is $0.20 per share, then the ratio determined by the formula 1/P, would be five (5) common shares for each full share of Convertible Preferred Stock.

       For the purpose of this Certificate of Designation, the term Common Stock shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of February 27, 2006, subject to adjustment as hereinafter provided.

(b) Maximum Conversion Ratio. Notwithstanding the conversion ratio determined by the formula contained in Paragraph 8(a), no share of Convertible Preferred Stock may be converted into more than 15 shares of Common Stock; and no share of Convertible Preferred Stock may be converted into common stock if the result of the conversion would be to cause the issue of common shares at a value less than the then net asset value per share of the common stock or violates the asset coverage rules as determined under Section 18 of the Investment Company Act of 1940.

       (c) Mechanics of Conversion.

(i) Optional Conversion. Any holder of shares of Convertible
Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.


       No adjustments in respect of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Convertible Preferred Stock.

       Any unpaid dividends on shares surrendered for conversion shall be paid upon the conversion of any shares of Convertible Preferred Stock by issuing additional shares of Common Stock with an aggregate value (as defined below) equal to all accrued and unpaid dividends on the shares of Convertible Preferred Stock converted.

       The Corporation will, as soon as practicable after such deposit of certificates for Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares of Convertible Preferred Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or person entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

(ii) Mandatory Conversion. Any Convertible Preferred Stock not previously redeemed or converted as provided herein, shall convert to Common Stock automatically after two years and one day from the date of issue of the Convertible Preferred Stock, in accordance with the conversion formula contained in Paragraph 8(a), as limited by Paragraph 8(b), and the Corporation shall give direction to the transfer agent for the corporation to cancel the remaining certificates on the books of the Corporation and to issue the appropriate number of shares of Common Stock to the holders of the converted Convertible Preferred Stock, in the names and at the addresses of the holders of the redeemed Convertible Preferred Stock on the transfer records of the Corporation.

(c) Changes in Conversion Rate. The Corporation from time to time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period. Whenever the conversion rate is so increased, the Corporation shall mail to holders of record of the Convertible Preferred Stock a notice of the increase at least 15 days before the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

       	The Corporation may make such increases in the conversion rate, in addition to those required or allowed by this Section 8, as shall be determined by it, as evidenced by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

9.  Protective Provisions.

(a) Reservation of Shares; Transfer Taxes; Etc. The Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

       	If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be.

       	The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       (b)  Prior Notice of Certain Events.  In case:

(i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of 10% of the than-outstanding shores of Common Stock; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the Convertible Preferred Stock, at their last address as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(b) Class Voting Rights. So long as the Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock. A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporations Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

10. Outstanding Shares.  For purposes of this Certificate of
Designation, all shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock;, and (ii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

11. Securities Not Registered Under the Securities Act of 1933.
Neither the shares of Convertible Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

(a) Restrictive Legends. Each share of Convertible Preferred Stock and certificate for Common Stock issued upon the conversion of any shares of Convertible Preferred Stock, and each preferred stock certificate issued upon the transfer of any such shares of Convertible Preferred Stock or Common Stock (except as otherwise permitted by this Section 11), shall be stamped or otherwise imprinted with a legend in substantially the following form:

The securities represented hereby have not been registered under the Securities Act of 1933. Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.

(b) Notice of Proposed Transfer; Opinions of Counsel. Except as provided in paragraph (c) of this Section 11, prior to any transfer of any such shares of Convertible Preferred Stock, or Common Stock, the holder thereof will give written notice to the Corporation of such holders intention to effect such transfer and to comply in all other respects with this Section 11. Each such notice (A) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (B) shall designate counsel for the holder giving such notice (who may be house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Corporation will promptly submit a copy thereof to its counsel, and the following provisions shall apply:

(i) If in the opinion of each such counsel the proposed transfer of such shares of Convertible Preferred Stock or Common Stock may be effected without registration under the Act, the Corporation will promptly notify the holder thereof and such holder shall thereupon be entitled to transfer such shares of Convertible Preferred Stock or Common Stock in accordance with the terms of the notice delivered by such holder to the Corporation. Each share of Convertible Preferred Stock or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in paragraph (a) of this Section 11, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act. If for any reason counsel for the Corporation (after having been furnished with the information required to be furnished by this paragraph (b)) shall fail to deliver an opinion of the Corporation, or the Corporation shall fail to notify such holder thereof as aforesaid, within 20 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Corporation), then for all purposes of this Certificate of Designation the opinion of counsel for the Corporation shall be deemed to be the same as the opinion of counsel for such holder.

(ii) If in the opinion of either or both of such counsel the proposed transfer of such shares of Convertible Preferred Stock or Common Stock may not be effected without registration under the Act, the Corporation will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such share of Convertible Preferred Stock or Common Stock until receipt of a further notice from the Corporation under subparagraph (i) above or, in the case of Common Stock, until registration of such Common stock under the Act has become effective.

12. Preemptive Rights. The Convertible Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

13. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

	IN WITNESS WHEREOF, American Development & Investment Fund, Inc. has caused this certificate to be signed by its President, and its corporate seal to be hereunto affixed and attested by its Secretary, as of the 30th day of June, 2006.

American Development & Investment Fund, Inc.

By:	   /s/ Robert Hipple
     Robert Hipple, President
Attest:

By:	   /s/ Robert Hipple
      Robert Hipple, Secretary













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